SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.    20549


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                        Date of Report: December 16, 1998
                        (Date of earliest event reported)


                  MINNESOTA MINING AND MANUFACTURING COMPANY
           (Exact name of registrant as specified in its charter)


                                File No. 1-3285
                           (Commission File Number)


                Delaware                             41-0417775
        (State of incorporation)               (I.R.S. Employer
                                           Identification Number)


            3M Center                              55144-1000
            St. Paul, Minnesota                    (Zip Code)
                 (Address of principal executive offices)


               Registrant's telephone, including area code:
                             (612) 733-1110


ITEM 5.   OTHER EVENTS.

In a release dated December 16, 1998, the Registrant announced that it expects fourth-quarter earnings to be below those in the same quarter last year. The news release also contained forward-looking statements relating to the fourth-quarter of 1998 and 1999. The news release is attached as Exhibit 99 and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits Required by Item 601 of Regulation S-K
        EXHIBIT NO.  DESCRIPTION
        ----------   -----------
          99         News Release dated December 16, 1998


                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                           MINNESOTA MINING AND
                           MANUFACTURING COMPANY


                       By: /s/ Janet L. Yeomans
                           --------------------
                          Janet L. Yeomans,
                          Vice President and Treasurer

Dated:   December 16, 1998


                      EXHIBIT INDEX

EXHIBIT         DESCRIPTION
------          -----------
99              Press Release dated December 16, 1998